SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) July 22, 1999
                                                       -------------


                          STERLING COMMERCE, INC.
             (Exact Name of Registrant as Specified in Charter)


         STATE OF DELAWARE                1-14196           75-2623341
   (State or Other Jurisdiction         (Commission       (IRS Employer
        of Incorporation)              File Number)      Identification No.)


   300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS                 75201
   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code (214) 981-1100




ITEM 5.   OTHER EVENTS.

         On July 9, 1999, the Board of Directors of Sterling Commerce, Inc. (the "Company") approved an increase in the number of shares of outstanding common stock that may be acquired through its stock repurchase program from five million shares to fifteen million shares.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit
         Number         Exhibit

         99.1           Press release, dated July 9, 1999, issued by
                        Sterling Commerce, Inc.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STERLING COMMERCE, INC.
                                         (Registrant)


Date    July 22, 1999                By  /s/ Steven P. Shiflet
        -------------                   -------------------------------
                                        Steven P. Shiflet
                                        Senior Vice President and Chief
                                          Financial Officer



                             INDEX TO EXHIBITS

Exhibit
Number            Exhibit

99.1              Press release, dated July 9, 1999, issued by Sterling
                  Commerce, Inc.